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                                                                  EXHIBIT 10.23

                    EIGHTH AMENDMENT, WAIVER AND DEFERRAL TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

     EIGHTH AMENDMENT, WAIVER AND DEFERRAL (this "AMENDMENT"), dated as of June 27, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment, dated as of May 10, 1995, a Fourth Amendment, dated as of November 22, 1995, a Fifth Amendment, dated as of February 12, 1996, a Sixth Amendment, Waiver and Deferral dated as of April 12, 1996 and a Seventh Amendment, Waiver and Deferral, dated as of May 30, 1996 (as so amended, the "CREDIT AGREEMENT"), among The Ground Round, Inc. (the "FIRST BORROWER"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (the "BANKS"), The Bank of New York, as Agent (the "AGENT") and Chemical Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

     A. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26, 1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

     B. The Borrowers have requested that the Agent and the Lenders waive (i) the Consolidated Net Worth Covenant for the third quarter of fiscal year 1996,
(ii) the EBITDA covenant for the third quarter of fiscal year 1996 and (iii) through July 31, 1996, certain reporting requirements set forth in Section 5.01(t).

     C. The Borrowers desire to amend the Credit Agreement to (i) permit the Borrowers to further defer payment of the principal of the Tranche A Term Advances (which was originally due and payable on April 15, 1996 and which was previously deferred to May 31, 1996 pursuant to the Sixth Amendment and to June 30, 1996 pursuant to the Seventh Amendment) to July 31, 1996, (ii) permit the Borrowers to further defer the payment of certain net proceeds of sale from certain restaurants as described in Section 1 herein to July 31, 1996, (iii) permit the Borrowers to defer the payment of a certain fee payable pursuant to the terms of Section 2.07(e) of the Credit Agreement to July 31, 1996; (iv) permit the Borrowers to defer the




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payment of certain net proceeds of sale from certain restaurants as described herein to July 31, 1996 in the event that the Borrowers, the Guarantors, the Lenders and the Co-Agents shall have executed a mutually acceptable term sheet regarding a restructuring of the obligations of the Borrowers and the Guarantors under the Credit Agreement (the "RESTRUCTURING TERM SHEET") and (v) prohibit Eurodollar Rate Advances maturing after July 31, 1996.

     D. The Lenders and the Agent are willing to grant the waiver and to amend the Credit Agreement with respect to the foregoing subject to the terms and conditions contained herein.

     E. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Deferrals.
           ---------

     Subject to the satisfaction of the conditions set forth in Section 5 hereof and so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the Co-Agents and the Lenders hereby agree to permit the Borrowers (a) to defer to July 31, 1996 the payment of the principal of the Tranche A Term Advances that is due and payable on June 30, 1996, (b) to defer to July 31, 1996 the payment of 75% of Net Cash Proceeds of the sale of the two restaurants located at Madeira, Ohio and Worcester, Massachusetts, respectively, that is due and payable on June 30, 1996, which payment shall be applied in accordance with the terms of Section 2.05(b)(ii) of the Credit Agreement and (c) to defer to July 31, 1996 the payment of the restructuring fee that is due and payable on June 30, 1996 pursuant to the terms of Section 2.07(e) of the Credit Agreement.

SECTION 2. Waiver.
           ------

     Subject to the satisfaction of the conditions precedent set forth in
Section 5 below, the Agent and the Lenders hereby waive (i) the Borrowers' compliance with the Consolidated Net Worth covenant in Section 5.01(n) of the Credit Agreement for the third


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fiscal quarter of 1996, PROVIDED that Consolidated Net Worth for such fiscal quarter shall not be less than $47,700,000, (ii) the Borrowers' compliance with the EBITDA covenant in Section 5.01(v) of the Credit Agreement for the third fiscal quarter of 1996 provided that EBITDA for such fiscal quarter shall not be less than ($500,000) and (iii) through July 31, 1996, the Borrowers' compliance with the reporting requirements set forth in Section 5.01(t)(xvii) of the Credit Agreement. For purposes of this Waiver, the determination of EBITDA and Consolidated Net Worth for the third fiscal quarter of 1996 shall be deemed to be exclusive of any accounting treatment of any fees and expenses payable by the Borrowers in respect of the transactions contemplated by the Restructuring Term Sheet.

SECTION 3. Agreement Regarding Store Dispositions.
           --------------------------------------

     From and after the Effective Date of this Eighth Amendment, and notwithstanding the provisions of Section 2.05(b) of the Credit Agreement, 100% of the Net Cash Proceeds resulting from the sale of any of the Borrowers' restaurant locations shall be deposited into the Prepayment Account. If on or before July 31, 1996, the Borrowers, the Guarantors and the Lenders shall have executed the Restructuring Term Sheet, the Agent shall be permitted to release to the Borrowers an amount not in excess of $1,000,000 from the Prepayment Account for the Borrowers' working capital purposes. On July 31, 1996 (i) all funds on deposit in the Prepayment Account shall be applied in accordance with the terms of Section 2.05(b)(ii) of the Credit Agreement and (ii) the Borrowers shall prepay the Advances in an amount equal to the amount, if any, released to the Borrowers provided for above, for application in accordance with the terms of Section 2.05(b)(ii) of the Credit Agreement.

SECTION 4. Amendments to Credit Agreement.
           ------------------------------

     The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 5 below, hereby amended as follows:


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     (a) Section 1.01 is hereby amended by inserting the following new definition:

     "`EIGHTH AMENDMENT': means the Eighth Amendment, Waiver and Deferral, dated as of June 27, 1996, to this Agreement".

     (b) Section 1.01 is hereby amended by deleting subsection (e) at the end of the definition of "INTEREST PERIOD" and inserting in lieu thereof the following new subsection (e):

     "(e) notwithstanding anything to the contrary above, neither Borrower may select any Interest Period that ends after July 31, 1996."

SECTION 5. Conditions of Effectiveness.
           ---------------------------

     This Amendment shall become effective as of the date hereof, PROVIDED, that the Agent shall have received counterparts of (i) this Amendment executed by the Borrowers, the Lenders and the Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request.

SECTION 6. Representations and Warranties.
           ------------------------------

     The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder, (b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 7. Reference to and Effect on the Loan Documents.
           ---------------------------------------------

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this

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Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

     (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Costs and Expenses.
           ------------------

     The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 9. Counterparts.
           ------------

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 10. Governing Law.
            -------------

     This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with,




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and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            THE GROUND ROUND, INC.

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            GR OF MINN., INC.

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            THE BANK OF NEW YORK,
                                              Individually and as Agent

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            CHEMICAL BANK, Individually and as
                                               Co-Agent

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            BANK OF AMERICA ILLINOIS

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            NBD BANK

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH

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                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                            By:
                                               --------------------------------
                                                     Name:
                                                     Title:

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                              CONSENT OF GUARANTORS
                            DATED AS OF JUNE 27, 1996

     The undersigned, as the Guarantors referred to in the foregoing Eighth Amendment, Waiver and Deferral, dated as of June 27, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment dated as of May 10, 1995, a Fourth Amendment dated as of November 22, 1995 and a Fifth Amendment, dated as of February 12, 1996, a Sixth Amendment, Waiver and Deferral, dated as of April 12, 1996 and a Seventh Amendment, Waiver and Deferral, dated as of May 30, 1996 among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent, and Chemical Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, (i) the Guarantors have no defenses to or offsets against any of their obligations to the Agent or any Lender under any Loan Document and the Guaranty and each Collateral Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and each such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.

                                       GRH OF NJ, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       GROUND ROUND HOLDINGS, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------



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                                       Title:
                                             ---------------------------------

                                       GROUND ROUND RESTAURANTS, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       G.R. GLENDLOC, INCORPORATED

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       GROUND ROUND OF BALTIMORE, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       GRXR OF BEL AIR, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       GRXR OF FREDERICK, INC.

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                       GRXR OF HAGERSTOWN, INC.
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                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------


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